UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2024

RIGEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29889	94-3248524
(Commission File No.)	(IRS Employer Identification No.)

611 Gateway Boulevard
Suite 900
South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 624-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	RIGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On February 22, 2024, Rigel Pharmaceuticals, Inc. (“Rigel”) entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Blueprint Medicines Corporation (“Blueprint”) to purchase certain assets comprising the right to research, develop, manufacture and commercialize pralsetinib, Blueprint’s proprietary RET inhibitor of tyrosine kinase currently approved for the treatment of metastatic non–small cell lung cancer and advanced thyroid cancer, in the United States. Such assets include, among other things, applicable intellectual property related to pralsetinib in the United States, including patents, copyrights and trademarks, as well as clinical regulatory and commercial data and records. Pursuant to the terms of the Asset Purchase Agreement, Rigel has agreed to pay a purchase price of $15.0 million, $10.0 million of which is payable upon first commercial sale by Rigel and an additional $5.0 million of which is payable on the first anniversary of the closing date, subject to the completion of certain transition activities, and up to $97.5 million in future commercial milestone payments and up to $5.0 million in future regulatory milestone payments. The potential regulatory milestones include full regulatory approval of pralsetinib (or related compounds) for the treatment of adult RET-fusion positive thyroid cancer, and maintenance of the current regulatory approval of pralsetinib for the treatment of adult RET-fusion positive thyroid cancer during the period beginning on February 22, 2024 and ending on the third anniversary of the first commercial sale of pralsetinib subject to certain conditions. Subject to the terms and conditions of the Asset Purchase Agreement, Blueprint would be entitled to tiered royalty payments on net sales of products containing pralsetinib (or related compounds) at percentages ranging from 10 percent to 30 percent, subject to certain reductions and offsets.

The Asset Purchase Agreement includes customary representations, warranties and covenants, as well as mutual indemnities covering, among other things, losses arising from excluded liabilities or inaccuracy of the representations and warranties therein.

Simultaneously and in connection with entering into the Asset Purchase Agreement, the parties have also entered into certain supporting agreements, including a customary transition agreement, pursuant to which, during a transition period, Blueprint will transition regulatory and distribution responsibility for pralsetinib to Rigel.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which will be included as an exhibit to Rigel’s Quarterly Report on Form 10-Q for the fiscal period ending March 31, 2024, to be filed with the U.S. Securities and Exchange Commission (the “SEC”).

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements relating to, among other things, Rigel’s agreement with Blueprint, the obligations thereunder and the potential benefits of Rigel’s acquisition of U.S. rights to pralsetinib, including opportunities in non–small cell lung cancer and thyroid cancer, Rigel’s ability to leverage its existing commercial infrastructure to market and distribute pralsetinib, Rigel’s ability to transition pralsetinib to its distribution network and provide patients with access to pralsetinib, the payment and timing of milestone and royalty payments and Rigel’s ability to start recognizing product sales in the third quarter of 2024 and the market opportunity for pralsetinib. Any statements contained in this Current Report on Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements can be identified by words such as “plan,” “potential,” “may,” “expects,” “will,” “intends” and similar expressions in reference to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on Rigel’s current beliefs, expectations and assumptions and hence they inherently involve significant risks, uncertainties and changes in circumstances that are difficult to predict and many of which are outside of our control. Therefore, you should not rely on any of these forward-looking statements. Actual results and the timing of events could differ materially from those anticipated in such forward looking statements as a result of these risks and uncertainties, which include, without limitation, those risks and uncertainties associated with the commercialization and marketing of pralsetinib; risks that the FDA or other regulatory authorities may make adverse decisions regarding pralsetinib; risks that pralsetinib may have unintended side effects, adverse reactions or incidents of misuses; the availability of resources to develop market and distribute pralsetinib; risks related to the transition of pralsetinib to Rigel, including risks related to the effectiveness of transition services and drug continuity; market competition for pralsetinib ; as well as other risks detailed from time to time in Rigel’s reports filed with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 and subsequent filings. Any forward-looking statement made by us in this Current Report on Form 8-K is based only on information currently available to us and speaks only as of the date on which it is made. Rigel does not undertake any obligation to update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, and expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2024	RIGEL PHARMACEUTICALS, INC.

	By:	/s/ Ray Furey, J.D.
Ray Furey, J.D.
Executive Vice President, General Counsel and Corporate Secretary